SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) February 25, 2003,
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                               (February 25, 2003)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        Oklahoma                        1-13726                  73-1395733
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 (State or other jurisdiction      (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)


6100 North Western Avenue, Oklahoma City, Oklahoma                     73118
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 (Address of principal executive offices)                            (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE


         Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on February 25, 2003 announcing private offerings of senior notes and convertible preferred stock. The following was included in the Press Release:


OKLAHOMA CITY, OKLAHOMA, FEBRUARY 25, 2003 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it intends to commence private placement offerings to eligible purchasers of $300 million of a new issue of senior notes due 2013 and $200 million of a new issue of convertible preferred stock. Both offerings are expected to be eligible for resale under Rule 144A. The private offerings, which are subject to market and other conditions, will be made within the United States only to qualified institutional buyers, and outside the United States only to non-U.S. investors.

Chesapeake intends to use the net proceeds of the offerings to finance, in part, its recently announced acquisition of natural gas properties from The El Paso Corporation, which is scheduled to close in March 2003, or in the event the El Paso acquisition is not consummated, proceeds will be used for general corporate purposes including possible future acquisitions.

Neither  the notes  nor the  preferred  stock  have  been  registered  under the
Securities Act of 1933 or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. This announcement shall not constitute an offer to sell or a solicitation of an offer to buy the notes or the preferred stock.


This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties.

Chesapeake Energy Corporation is one of the ten largest independent natural gas producers in the U.S. Headquartered in Oklahoma City, the company's operations are focused on exploratory and developmental drilling and producing property acquisitions in the Mid-Continent region of the United States.





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




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION


                                             By: /s/ Aubrey K. McClendon
                                                 ------------------------------
                                                     Aubrey K. McClendon
                                                     Chairman of the Board and
                                                     Chief Executive Officer

Dated:        February 25, 2003



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